UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2013

American Superconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-19672	04-2959321
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 Jackson Road Devens, Massachusetts	01434
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 842-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amended and Restated Executive Severance Agreement. On September 20, 2013, American Superconductor Corporation (the “Company”) entered into an Amended and Restated Executive Severance Agreement with its Executive Vice President, Operations, James F. Maguire (the “New Maguire Agreement”). The New Maguire Agreement supersedes in its entirety his existing Executive Severance Agreement dated as of January 30, 2012 (the “Original Maguire Agreement”), as amended by that certain First Amendment to Executive Severance Agreement, effective as of May 9, 2012 (the “Maguire Amendment,” and together with the Original Maguire Agreement, the “Existing Maguire Agreement”).

Under the Existing Maguire Agreement, Mr. Maguire was entitled to receive severance equal to twelve (12) months of base salary, less all applicable taxes and withholdings, and certain other benefits in exchange for his timely execution and non-revocation of a legal release. The foregoing description of the terms of the Existing Maguire Agreement is qualified in its entirety by reference to the Maguire Agreement and the Maguire Amendment, which were filed as Exhibits 10.5 and 10.6, respectively, to the Company’s Quarterly Report on Form 10-Q filed August 3, 2012, and which are incorporated herein by reference.

The terms of the New Maguire Agreement are substantially similar to the terms of the Existing Maguire Agreement, except that:

•	Mr. Maguire is entitled to receive severance equal to eighteen (18) months of base salary, less all applicable taxes and withholdings, and certain other benefits in exchange for his timely execution and non-revocation of a legal release; and

•	Mr. Maguire has agreed to certain restrictive covenants regarding non-competition, non-solicitation and non-disparagement for the one (1) year period following the termination date (except that the non-disparagement obligations do not expire).

The foregoing description of the New Maguire Agreement is qualified in its entirety by reference to such document, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Amended and Restated Executive Severance Agreement dated as of September 20, 2013 by and between the Company and James F. Maguire.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: September 25, 2013	By:	/s/ David A. Henry
David A. Henry
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Executive Severance Agreement dated as of September 20, 2013 by and between the Company and James F. Maguire.

4